#96278502v9 EXECUTION VERSION VIRGIN ORBIT HOLDINGS, INC. SENIOR UNSECURED CONVERTIBLE NOTE DUE 2024 SUBSCRIPTION AGREEMENT November 4, 2022 Exhibit 10.2

#96278502v9 TABLE OF CONTENTS PAGE ARTICLE 1 AUTHORIZATION AND SALE OF THE NOTE SECURITIES Section 1.01. Authorization of the Note Securities ............................................................ 1 Section 1.02. Sale of Note Securities ................................................................................. 1 ARTICLE 2 CLOSING DATE; DELIVERY Section 2.01. Closing Date. ............................................................................................... 2 Section 2.02. Delivery and Payment .................................................................................. 2 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS Section 3.01. Organization and Standing .......................................................................... 2 Section 3.02. Corporate Power ......................................................................................... 2 Section 3.03. Governmental Consents, Etc ........................................................................ 3 Section 3.04. Noncontravention. ........................................................................................ 3 Section 3.05. Authorization................................................................................................ 3 Section 3.06. The Note Securities ...................................................................................... 4 Section 3.07. Underlying Securities................................................................................... 4 Section 3.08. SEC Reports. ................................................................................................ 4 Section 3.09. Capitalization ............................................................................................... 5 Section 3.10. Litigation ...................................................................................................... 5 Section 3.11. Registration Rights....................................................................................... 6 Section 3.12. Placement ..................................................................................................... 6 Section 3.13. Internal Controls .......................................................................................... 6 Section 3.14. Certain Transactions ................................................................................... 6 Section 3.15. Absence of Certain Changes ........................................................................ 6 Section 3.16. Acknowledgment Regarding Purchaser's Purchase of Securities ............... 7 Section 3.17. Related Party Transaction ........................................................................... 7 Section 3.18. Tax Considerations ...................................................................................... 7 Section 3.19. Transactions Not Enjoined .......................................................................... 7 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS Section 4.01. Organization and Standing. ......................................................................... 7 Section 4.02. Authorization................................................................................................ 8 Section 4.03. Noncontravention ......................................................................................... 8 Section 4.04. Accredited Investor ...................................................................................... 8 Section 4.05. No Government Review ................................................................................ 9

ii #96278502v9 Section 4.06. Investment Experience ................................................................................. 9 Section 4.07. Investment Intent; Blue Sky .......................................................................... 9 Section 4.08. Rule 144 ....................................................................................................... 9 Section 4.09. Restrictions on Transfer; Restrictive Legends ............................................. 9 Section 4.10. Access to Information ................................................................................ 10 Section 4.11. No General Solicitation. ............................................................................ 10 Section 4.12. Purchaser’s Counsel .................................................................................. 10 Section 4.13. Tax Liability ............................................................................................... 10 ARTICLE 5 COVENANTS Section 5.01. Transfer Restrictions; Legends. ................................................................. 10 Section 5.02. Confidentiality; MNPI. .............................................................................. 11 Section 5.03. Securities Law Disclosure. ........................................................................ 12 Section 5.04. Section 16 Matters. .................................................................................... 12 Section 5.05. Acknowledgment of Registration Rights .................................................... 12 ARTICLE 6 INDEMNIFICATION Section 6.01. Survival of Representations and Warranties. ............................................ 12 Section 6.02. Indemnification .......................................................................................... 12 ARTICLE 7 MISCELLANEOUS Section 7.01. Entire Agreement; Amendment; Assignment ............................................. 13 Section 7.02. Notices........................................................................................................ 13 Section 7.03. Governing Law........................................................................................... 14 Section 7.04. Jurisdiction ................................................................................................ 14 Section 7.05. WAIVER OF JURY TRIAL ......................................................................... 15 Section 7.06. Delays or Omissions .................................................................................. 15 Section 7.07. Finder’s Fees ............................................................................................. 15 Section 7.08. Expenses ..................................................................................................... 15 Section 7.09. Counterparts .............................................................................................. 16 Section 7.10. Severability ................................................................................................ 16 Section 7.11. Titles and Subtitles ..................................................................................... 16 EXHIBIT A Form of Note

#96278502v9 VIRGIN ORBIT HOLDINGS, INC. SENIOR UNSECURED CONVERTIBLE NOTE DUE 2024 SUBSCRIPTION AGREEMENT This agreement (the “Agreement”) is made effective as of November 4, 2022 by and among Virgin Orbit Holdings, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined herein) and Virgin Investments Limited (“VIL” or the “Purchaser”). R E C I T A L S: WHEREAS, the Purchaser desires to purchase, and the Company and each Guarantor desires to issue and sell the Note Securities (as defined herein) described in this Agreement on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows: ARTICLE 1 AUTHORIZATION AND SALE OF THE NOTE SECURITIES Section 1.01. Authorization of the Note Securities. The Company has authorized the sale and issuance of a Senior Unsecured Note due 2024 (the “Note”), and each Guarantor (as defined in such Note) has, authorized its unconditional and irrevocable guarantee of the Company’s obligations under the Note (each a “Guarantee,” and the Guarantees, together with the Note, the “Note Securities”). The Form of Note, including the Guarantees, is attached hereto as Exhibit A. The Note will be convertible into (a) the Company’s common stock, par value $0.0001 per share (the “Common Stock”) or (b) in certain circumstances and upon the satisfaction of certain conditions specified in the Note, Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock (together, “Qualified Securities”). Common Stock that may be issued upon conversion of the Note is referred to herein as “Underlying Common Stock” and Qualified Securities (including Common Stock) that may be issued upon any conversion are referred to herein as (“Underlying Securities”). The Company has authorized the sale and issuance of the Underlying Securities as set forth herein. The Note Securities and the Underlying Securities are referred to herein as the “Securities.” Section 1.02. Sale of Note Securities. Subject to the terms and conditions hereof, the Company and the Guarantors will issue and sell to the Purchaser the Note Securities, and the Purchaser will buy from the Company and the Guarantors, the Note Securities. The Note will be issued in an aggregate principal amount of $25,000,000, and the purchase price for the Note will be $25,000,000 (the “Purchase Price”).

2 #96278502v9 ARTICLE 2 CLOSING DATE; DELIVERY Section 2.01. Closing Date. (a) The purchase and sale of the Note Securities to the Purchaser shall be consummated at a closing (the “Closing”) to be held at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 at 10:00 a.m., Eastern Time, on the date hereof (the “Closing Date”), upon the physical or electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement. Section 2.02. Delivery and Payment. At the Closing, the Company will issue the Note Securities, against payment of the Purchase Price therefor by wire transfer of immediately available funds per the Company’s instructions, and the Company shall cause the Note Securities (or book entry positions representing the Note Securities) to be registered in the name of the Purchaser. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS Except as set forth in the SEC Reports (as defined below), the Company and the Guarantors, jointly and severally, hereby represent and warrant to the Purchaser that: Section 3.01. Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted. Each subsidiary of the Company has been duly organized and is validly existing as a corporate entity in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in such good standing would not have a Material Adverse Effect. A “Material Adverse Effect” shall mean any material adverse effect on (i) the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iii) the authority or the ability of the Company or any Guarantor to perform its obligations under this Agreement or the Note Securities. Section 3.02. Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the Note (together, the “Company Transaction Agreements”), to sell and issue the Note, to issue the Underlying Common Stock or other Underlying Securities, of the Company upon conversion of the Note, and to carry out and perform its obligations under the terms of the Company Transaction Documents. Each Guarantor has the corporate or other entity

3 #96278502v9 power and authority to execute, deliver and perform its obligations under this Agreement, the Note, and its Guarantee (the Guarantees, together with the Company Transaction Documents, the “Transaction Documents”). Section 3.03. Governmental Consents, Etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company or any Guarantor is required in connection with the valid execution, delivery and performance of the Transaction Documents to which it is a party, or the offer, sale or issuance of the Note Securities or the Underlying Securities, or the consummation of any other transaction contemplated hereby or thereby, except the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Note Securities and the Underlying Securities under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner. For the avoidance of doubt, any required filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 8-K disclosing the transactions contemplated hereby and filing any form of the Transaction Documents as required shall not be deemed to be a violation of this Section 3.03. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq and the Nasdaq Global Market (the “Exchange”) and has not received any written notice from Nasdaq of an event or condition that would reasonably be expected to cause the Common Stock to be delisted by Nasdaq. The issuance and sale of the Note Securities and the Underlying Common Stock hereunder do not, and the issuance of any Underlying Securities other than Common Stock will not, contravene the rules and regulations of Nasdaq or the Exchange. Section 3.04. Noncontravention. Assuming compliance with the matters referred to in Section 3.03, the issue and sale of the Note Securities and the performance by the Company or any Guarantor of its obligations under the Transaction Documents, including the Company’s obligation to issue Underlying Securities upon conversion of the Note, and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or the organizational documents of any Guarantor or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of the Company or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.05. Authorization. All corporate action on the part of the Company and each Guarantor, its officers, directors and stockholders (or, in the case of any Guarantor, its members, stockholders or other equity holders, as applicable) necessary for the authorization, execution, delivery and performance by the Company or such Guarantor of

4 #96278502v9 the Transaction Documents to which it is a party, the authorization, sale, issuance and delivery by the Company of the Note and the Underlying Securities and the issuance and sale of each Guarantor of its Guarantee and the performance by the Company and each Guarantor of all of the its respective obligations under this Agreement and the other Transaction Documents to which it is a party, has been taken. Section 3.06. The Note Securities. The Note constitutes valid and binding obligations of the Company and the Guarantee of each Guarantor constitutes valid and binding obligations of such Guarantor, in each case enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (the “Enforceability Exceptions”). Section 3.07. Underlying Securities. The maximum number of shares of Underlying Common Stock initially issuable upon conversion of the Note (based on “Fixed Conversion Rate” as defined in the Note) have been duly authorized and reserved and the Company shall duly authorize and reserve the maximum number of Underlying Securities as may be issuable from time to time under the Note. When and, to the extent issued upon conversion of the Note in accordance with its terms, any Underlying Securities will be validly issued, fully paid and non-assessable, and the issuance of any Underlying Securities will not be subject to any preemptive or similar rights. Section 3.08. SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including without limitation pursuant to Section 13(a) or 15(d) thereof, since the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”) through the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports (as defined below) prior to the expiration of any such extension. As of its respective filing date, (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), the 2021 Form 10-K, and all other reports of the Company filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act from the filing date of the 2021 Form 10-K through the date of this Agreement (including the exhibits and schedules thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each SEC Report filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise

5 #96278502v9 indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Section 3.09. Capitalization. The Company has an authorized capitalization as of June 30, 2022 (the “Capitalization Date”) as set forth in its Form 10-Q for the quarter ended June 30, 2022. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that it would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date hereof, (i) there are no outstanding options, warrants, scrips, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries except (w) as set forth in the SEC Reports and the exhibits attached and incorporated by reference thereto, (x) as were granted or issued after the Capitalization Date pursuant to the Company’s equity compensation plans described in the SEC Reports, and (y) as a result of the purchase and sale of the Note Securities; and (ii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note Securities or the Underlying Securities. The Company's certificate of incorporation as in effect on the date hereof and the Company's bylaws as in effect on the date hereof have been filed as part of the SEC Reports and are available on the SEC’s EDGAR system as of the business day prior to the date hereof. Other than the Note, the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto are as described in the SEC Reports and exhibits attached or incorporated by reference thereto. Section 3.10. Litigation. As of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries before (or, in the case of threatened actions, suits, investigations or proceedings, would be before) or by any court, public board, government agency or self-regulatory organization or body, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6 #96278502v9 Section 3.11. Registration Rights. Except as set forth in the SEC Filings, the Company is not under any obligation to register under the Securities Act, any of its presently outstanding securities. Section 3.12. Placement. Subject to the accuracy of the Purchaser’s representations in this Agreement, the offer, sale and issuance of the Note Securities and the Underlying Securities (the “Placement”) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and the qualification requirements of the securities laws of the State of California. Neither the Company nor any agent on its behalf has taken or will take any action so as to bring the sale of the Note Securities or any Underlying Securities by the Company within the registration provisions of the Securities Act or any state securities laws other than as contemplated in that certain Registration Rights Agreement dated as of December 29, 2021 to which the Company and the Purchaser are parties (the “Registration Rights Agreement”). Section 3.13. Internal Controls. The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has, in material compliance with Rule 13a-15 under the Exchange Act, (i) designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the management of the Company by others within those entities, and (ii) disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of the Company’s Board of Directors (A) any significant deficiencies in the design or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls. Since December 31, 2021, management has not identified for the Company’s auditors any material weaknesses in Internal Controls other than those identified in connection with the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2020, which are disclosed in the SEC Reports. Section 3.14. Certain Transactions. Since January 1, 2022, except for compensation or other employment arrangements in the ordinary course of business and the Placement, there has been no transaction, or series of similar transactions, agreements, arrangements, relationships, payments or understandings, nor are there any currently proposed transactions, or series of similar transactions, agreements, arrangements, relationships, payments or understandings to which the Company or any of its subsidiaries was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that is not disclosed in the SEC Reports. Section 3.15. Absence of Certain Changes. Since June 30, 2022, there has not been a Material Adverse Effect or any prospective material adverse change that could reasonably be expected to result in a Material Adverse Effect.

7 #96278502v9 Section 3.16. Acknowledgment Regarding Purchaser's Purchase of Securities. The Company and the Guarantors acknowledge and agree that the Purchaser is acting solely in the capacity of an arm's length Purchaser with respect to this Agreement and the transactions contemplated hereby. The Company and the Guarantors further acknowledge that the Purchaser is not acting as a financial advisor or fiduciary of the Company or any Guarantor (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser’s purchase of the Securities and has not been relied upon by the Company or any Guarantor or its respective officers or directors (or functional equivalents) in any way. The Company and each Guarantor further represents to the Purchasers that the Company’s or such Guarantor’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company or such Guarantor and its respective representatives Section 3.17. Related Party Transaction. The Board of Directors of the Company (or an authorized committee thereof) (the “Board”) has reviewed the transactions contemplated hereby with respect to any “related party transaction,” including for purposes of the Delaware General Corporation Law and the applicable rules of Nasdaq, and has approved any such transaction consistent with the applicable standards. Section 3.18. Tax Considerations. The Company does not have any current or accumulated earnings and profits for U.S. federal income tax purposes and does not expect to have any current or accumulated earnings and profits in any taxable year during which the Note (or any portion thereof) will be outstanding if not redeemed, repurchased or converted prior to its stated maturity. Section 3.19. Transactions Not Enjoined. No governmental authority has enacted, issued, promulgated, enforced or entered any order, writ, judgment, injunction, decree, stipulation, determination or award which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof. No action or proceeding by or before any court or other governmental body has been instituted or threatened by any governmental authority or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement. ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS The Purchaser hereby represents and warrants to the Company as follows: Section 4.01. Organization and Standing. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as

8 #96278502v9 presently conducted, except where the failure to be or have any of the foregoing would not have a material and adverse effect on the legality, validity or enforceability of the Transaction Documents to which it is a party, and the Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing, individually or in the aggregate, as would not have a material adverse effect on it. Section 4.02. Authorization. (a) The Purchaser has the requisite corporate or other entity power and authority to execute and deliver Transaction Documents to which it is a party and perform its obligations under the Transaction Documents. The execution and delivery of each such Transaction Document by the Purchaser, the performance by the Purchaser of its obligations thereunder, and all other necessary corporate or other entity action on the part of the Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of such Purchaser is necessary for such Purchaser to execute and deliver the relevant Transaction Documents and perform its obligations thereunder. (b) Each of the relevant Transaction Documents has been duly and validly authorized, and when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to the Enforceability Exceptions. Section 4.03. Noncontravention. Neither the execution and delivery of the Transaction Documents to which the Purchaser is a party by the Purchaser nor the performance by such Purchaser of its obligations thereunder will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser or any of its subsidiaries is a party or by which Purchaser or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, bylaws or similar organizational and governing documents of Purchaser or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of the Purchaser or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its obligations under the Transaction Documents to which the Purchaser is a party. Section 4.04. Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), under the Securities Act. The Purchaser was not formed for the specific purpose of acquiring the Securities.

9 #96278502v9 Section 4.05. No Government Review. The Purchaser understands that neither the SEC nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of this Agreement, the Securities, or any of the other documents relating to the Placement, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Securities or such other documents. Section 4.06. Investment Experience. The Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, the Purchaser has not relied upon any information other than information provided to it by the Company or its representatives and contained herein, including the representations and warranties and covenants of the Company contained herein. Section 4.07. Investment Intent; Blue Sky. The Purchaser is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, other than the transfer of shares to an affiliated investment fund under common control with Purchaser. It understands that the sale of the Securities has not been, and will not be, registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser’s investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser’s address set forth in Section 7.02 represents the Purchaser’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable “Blue Sky” or similar laws. Section 4.08. Rule 144. The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 (“Rule 144”) promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. Section 4.09. Restrictions on Transfer; Restrictive Legends. The Purchaser understands that the transfer of the Note Securities is restricted by this Agreement and applicable state and federal securities laws and the transfer of the Underlying Securities is restricted by applicable state and federal securities laws, and that each certificate, instrument, or book entry representing the Note Securities and, if applicable, the Underlying Securities will be imprinted with legends restricting transfer except in compliance therewith . The Company need not register a transfer of legended Note Securities or Underlying Securities, and may also instruct its transfer agent or other applicable agent not to register the transfer of the Note Securities or Underlying

10 #96278502v9 Securities and to enforce applicable stop transfer instructions, unless the conditions specified in each of these legends is satisfied. Section 4.10. Access to Information. The Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the SEC Reports, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment. The Purchaser understands any statement contained in the SEC Reports shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement. Section 4.11. No General Solicitation. The Purchaser is unaware of, and in deciding to participate in the Placement is in no way relying upon, and did not become aware of the Placement through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Placement. Section 4.12. Purchaser’s Counsel. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents, all exhibits and schedules thereto, and the transactions contemplated thereby with its own legal counsel. Section 4.13. Tax Liability. The Purchaser has reviewed with its own tax advisors the tax consequences of the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of the Company’s agents regarding such tax consequences. It understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement. ARTICLE 5 COVENANTS Section 5.01. Transfer Restrictions; Legends. (a) The Securities may only be disposed of in compliance with applicable federal and state securities laws. In addition, the Purchaser may not transfer the Note, in whole or in part, until the one-year anniversary of the Closing unless (i) the Company consents to such transfer or (ii) a Default (as defined in the Note) has occurred and is continuing, in which case the Purchaser may transfer all or a portion of the Note in accordance with its terms and applicable law. As a condition of transfer of the Notes, any such transferee shall agree in writing to be bound by the terms of the Securities. In connection with any transfer of the Note of at least $10,000,000 aggregate principal

11 #96278502v9 amount (a “Qualifying Transfer”) to any transferee, including any affiliates of such transferee that may be deemed to beneficially own all or a portion of such Qualifying Transfer (together, a “Qualifying Transferee”), the Company will enter into a registration rights agreement (or effect a joinder to the Registration Rights Agreement) with any such Qualifying Transferee on terms no less favorable than those contained in the Company’s registration rights agreement dated as of June 28, 2022 entered into in connection with the Company’s outstanding convertible debentures. (b) The certificates, agreements, instruments, or book entries evidencing the Securities shall have endorsed thereon the legends set forth in the Note as required by the terms of the Note. Section 5.02. Confidentiality; MNPI. (a) The Purchaser acknowledges and agrees that: (i) certain of the information contained herein is of a confidential nature and may be regarded as material non-public information (“MNPI”) under Regulation FD of the Securities Act; (ii) except as provided in Section 5.03, until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by the Purchaser to any person or entity, other than its employees, officers, directors, consultants financial and legal advisors and other representations (collectively, “Representatives”) for the sole purpose of evaluating the entering into and the consummation of the transactions contemplated under the Transaction Documents, and Purchaser will not, directly or indirectly, disclose or permit its Representatives to disclose, any of such information without the prior written consent of the Company; and (iii) the Purchaser shall make its Representatives aware of the terms of this Section 5.02 and be responsible for any breach of this Agreement by such Representatives. (b) Any party may disclose, or permit the disclosure of, information which would otherwise be confidential if and to the extent (i) required by law or any securities exchange, regulatory or governmental body; (ii) disclosed to its respective affiliates and its and their respective directors, officers, employees, shareholders, finance providers and their respective professional advisers or officers on a need-to-know basis (but it shall remain responsible for the compliance with this Section 5.02 by any such person); or (iii) it comes into the public domain other than as a result of a breach by any party hereto. (c) The Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement may constitute MNPI under U.S. federal securities laws, and that U.S. federal securities laws prohibit any person who has received MNPI relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, each Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person save as provided in Section 5.03.

12 #96278502v9 (d) The Purchaser shall not, and shall cause its affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 promulgated under Regulation SHO under the Exchange Act)) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated. Section 5.03. Securities Law Disclosure. On or prior to the fourth (4th) business day following the Closing Date, the Company will file a Current Report on Form 8-K (or Quarterly Report on Form 10-Q) with the SEC describing the terms of the Transaction Documents and filing such Transaction Documents or forms thereof as may be required under the Exchange Act; provided that the Company shall furnish the Purchaser with a copy of such 8-K (or 10-Q) at least 36 hours in advance of filing to review and shall not file any such 8-K (or 10-Q) to which the Purchaser reasonably objects. The Company may also issue a press release describing the material terms of the transactions contemplated thereby; provided that the Company shall furnish the Purchaser with a copy of such press release at least 24 hours in advance of filing to review and shall not file any press release to which the Purchaser objects. Section 5.04. Section 16 Matters. The Company’s Board of Directors shall pre- approve the direct or indirect acquisition or disposition, as applicable, of Note Securities or Underlying Securities by the Purchaser, its affiliates, or any director affiliated with the Purchaser (any such director, a “Purchaser Director”), for the express purpose of exempting the Purchaser’s, its affiliates’ or any Purchaser Director’s interests (to the extent the Purchaser or its affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. Section 5.05. Acknowledgment of Registration Rights. For the avoidance of doubt, the Company and the Purchaser acknowledge and agree that the Underlying Common Stock shall constitute “Registrable Securities” for purposes of the Registration Rights Agreement. ARTICLE 6 INDEMNIFICATION Section 6.01. Survival of Representations and Warranties. The representations and warranties of the Company, the Guarantors and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate. Section 6.02. Indemnification. The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each person or entity, if

13 #96278502v9 any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which such Purchaser and its Control Persons (collectively, the “Indemnified Parties”) becomes subject to, resulting from, arising out of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, except to the extent that any such loss, claim, damage, liability, cost or expense is attributable to the willful misconduct or fraud of such Indemnified Party. ARTICLE 7 MISCELLANEOUS Section 7.01. Entire Agreement; Amendment; Assignment. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Any prior agreements, understandings or representations with respect to the subject matter hereof are superseded by this Agreement and shall have no further force or effect. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the parties hereto. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Section 7.02. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by e-mail, by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed: (a) if to the Purchaser, to: Virgin Investments Limited Craigmuir Chambers Road Town, Tortola VG 1110 British Virgin Islands Email: vghl@harneys.com Tel: 1-284-494-2233 with a copy to:

14 #96278502v9 Virgin Management USA, Inc. 65 Bleecker St., 6th Floor New York, NY 10012 Attn: General Counsel Email: james.cahillane@virgin.com Tel: 212-497-9098 and Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 Attn: Lee Hochbaum Mark DiFiore Email: lee.hochbaum@davispolk.com mark.difiore@davispolk.com (b) if to the Company, to: Virgin Orbit Holdings, Inc. 4022 E. Conant St. Long Beach, California 90808 Attention: Chief Financial Officer; Chief Legal Officer Email: brita.o’rear@virginorbit.com; derrick.boston@virginorbit.com with a copy to: Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626 Attention: Drew Capurro Email: drew.capurro@lw.com All such notices, requests and other communications hereunder shall be deemed duly given on the date of receipt by the recipient thereof if received before 5:00 p.m. local time on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt. Section 7.03. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York without regard to conflict of law rules of such state. Section 7.04. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be

15 #96278502v9 brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.02 shall be deemed effective service of process on such party. Section 7.05. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 7.06. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. Section 7.07. Finder’s Fees. Each party represents that it neither is, nor will be, obligated for any finders’ fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company and the Guarantors from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible. Section 7.08. Expenses. Each of the Company and the Guarantors, on the one hand, and the Purchaser, on the other hand, shall bear its or their own expenses incurred

16 #96278502v9 with respect to this Agreement and the transactions contemplated hereby, except that following the successful completion of the Closing, the Company will reimburse the Purchaser for its documented out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement (except as otherwise provided in the Registration Rights Agreement). Section 7.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Section 7.10. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party. Section 7.11. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. [Signature Page to Subscription Agreement] VIRGIN ORBIT HOLDINGS, INC. By: Name: Title: VIECO USA, INC. By: Name: Title: VIRGIN ORBIT, LLC By: Name: Title: VIRGIN ORBIT NATIONAL SYSTEMS, LLC By: Name: Title: JACM HOLDINGS, INC. By: Name: Title: Mark Baird President, Virgin Orbit National Systems Dan Hart CEO CEO CEO Dan Hart CEO Dan Hart Dan Hart

EXHIBIT A Form of Note

#96252355v15 THIS SECURITY (INCLUDING ANY SECURITIES ISSUABLE UPON CONVERSION) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY (INCLUDING ANY SECURITIES ISSUABLE UPON CONVERSION) HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO ITS DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS SECURITY (INCLUDING ANY SECURITIES ISSUABLE UPON CONVERSION) UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM. VIRGIN ORBIT HOLDINGS, INC. SENIOR UNSECURED CONVERTIBLE NOTE CN-1 US$25,000,000.00 November 4, 2022 FOR VALUE RECEIVED, Virgin Orbit Holdings, Inc., a corporation duly organized and validly existing under the laws of the state of Delaware (the “Borrower”), hereby promises to pay to VIRGIN INVESTMENTS LIMITED, or registered assigns, at the address set forth in Section 12.01 of this Senior Unsecured Convertible Note (this “Note”), the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00), together with interest accrued thereon from time to time as provided herein, on the Maturity Date (as defined below). ARTICLE 1 DEFINITIONS; INTERPRETATIONS Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Note shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular. Unless otherwise noted, references to “U.S. Dollars” or “$” shall mean the currency of the United States. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

2 #96252355v15 “Bankruptcy Law” shall have the meaning specified in Section 6.01. “Board of Directors” means the Board of Directors of the Borrower or any duly authorized committee of such Board of Directors. “Borrower” means Virgin Orbit Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware, until a successor Person shall replace it pursuant to the applicable provisions of this Note, and thereafter “Borrower” shall mean such successor Person. “Business Combination Event” shall have the meaning specified in Section 7.01. “Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed. “Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the equity of such Person, but excluding any debt securities convertible into such equity. “Cash” or “cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts. “Clause A Distribution” shall have the meaning specified in Section 4.07(c). “Clause B Distribution” shall have the meaning specified in Section 4.07(c). “Clause C Distribution” shall have the meaning specified in Section 4.07(c). “close of business” means 5:00 p.m. (New York City time). “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Commission” means the U.S. Securities and Exchange Commission. “Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person. “Common Stock” means the shares of common stock of the Borrower, par value $0.0001 per share, at the date of this Note, subject to Section 4.10. “Conversion Cap” shall have the meaning specified in Section 4.03(g). “Conversion Date” means, in respect of any conversion of this Note, the related Fixed Conversion Date or Financing Conversion Date, as the case may be.

3 #96252355v15 “Conversion Obligation” means, in respect of any conversion of this Note, the related Fixed Conversion Obligation or Financing Conversion Obligation, as the case may be. “Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default. “Event of Default” shall have the meaning specified in Section 6.01. “Ex-Dividend Date” means the first date on which shares of Common Stock trade on The Nasdaq Global Market, or on the applicable stock exchange on which Common Stock is then traded, regular way, without the right to receive the issuance, dividend or distribution in question from the Borrower. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended. “Expiration Date” shall have the meaning specified in Section 4.07(e). “Expiration Time” shall have the meaning specified in Section 4.07(e). “Financing Closing Date” means, in respect of any Qualified Financing, the closing date of such Qualified Financing. “Financing Conversion Date” shall have the meaning specified in Section 4.03(b). “Financing Conversion Obligation” shall have the meaning specified in Section 4.03(b). “Financing Conversion Rate” means, in respect of any Qualified Financing and with respect to each $1,000 principal amount of this Note, a number of the Qualified Securities in respect of such Qualified Financing (denominated in shares, units or notes, as applicable (with any such Qualified Securities that have a liquidation preference or principal amount being deemed to be denominated in a liquidation preference or principal amount per share, unit or note, as the case may be, as the Holder determines in good faith and in a commercially reasonable manner)) equal to $1,000 divided by the purchase price per share, unit or note, as applicable, of such Qualified Securities paid by the investors in the Qualified Financing, rounded to the nearest 1/10,000th of a share, unit or note, as applicable. “Fixed Conversion Obligation” shall have the meaning specified in Section 4.01(a). “Fixed Conversion Rate” shall have the meaning specified in Section 4.01(a). “Foreign Subsidiary” means (a) any Subsidiary of the Borrower (i) that has no material assets other than Capital Stock in or indebtedness of one or more Foreign

4 #96252355v15 Subsidiaries or (ii) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or (b) any other Subsidiary of the Borrower, for so long as such Subsidiary would not be able to execute a Guarantee without creating an investment in “United States property” (within the meaning of Section 956 of the Code). “Form of Assignment and Transfer” shall mean the “Form of Assignment and Transfer” attached as Attachment 3 to this Note. “Form of Fundamental Change Repurchase Notice” shall mean the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to this Note. “Form of Notice of Conversion” shall mean the “Form of Notice of Conversion” attached as Attachment 1 to this Note. “Fundamental Change” shall be deemed to have occurred at the time after this Note is originally issued if any of the following occurs: (a) a “person” or “group” (other than the Holder or an Affiliate thereof) within the meaning of Section 13(d) of the Exchange Act, other than the Borrower, its Wholly Owned Subsidiaries and the employee benefit plans of the Borrower and its Wholly Owned Subsidiaries, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of (x) the Common Stock representing more than 50% of the voting power of the Common Stock or (y) Common Equity of the Borrower representing more than 50% of the voting power of all Common Equity of the Borrower; (b) the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Borrower pursuant to which the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than one of the Borrower’s Wholly Owned Subsidiaries; provided, however, that a transaction described in subclauses (A) or (B) in which the holders of all classes of the Borrower’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b); or (c) the stockholders of the Borrower approve any plan or proposal for the liquidation or dissolution of the Borrower.

5 #96252355v15 If any transaction in which the Common Stock is replaced by the securities of another entity occurs, following the effective date of such transaction references to the Borrower in this definition shall instead be references to such other entity. “Fundamental Change Borrower Notice” shall have the meaning specified in Section 9.01(b). “Fundamental Change Effective Date” means the date on which any Fundamental Change becomes effective. “Fundamental Change Repurchase Date” shall have the meaning specified in Section 9.01(a). “Fundamental Change Repurchase Notice” shall have the meaning specified in Section 9.01(d). “Fundamental Change Repurchase Price” of this Note, means 100% of the principal amount of this Note to be repurchased pursuant to Article 9 plus accrued and unpaid interest on such principal amount of this Note to be repurchased, if any, to, but excluding, the Fundamental Change Repurchase Date. “Guarantees” means the joint and several guarantees by the Guarantors of the Borrower’s obligations under this Note pursuant to Article 11. “Guarantors” means each of (a) the Borrower’s Subsidiaries listed on the signature pages to this Note, (b) any other Subsidiary of the Borrower that becomes a Guarantor in accordance with Section 3.04 or Section 11.04 and (c) the respective successors and assigns of such Subsidiaries, as required under Article 11, in each case until such time as any such Subsidiary shall be released and relieved of its obligations pursuant to Section 11.06. “Guarantor Business Combination Event” shall have the meaning specified in Section 11.04. “Holder” means Virgin Investments Limited, a company duly organized and existing under the laws of the British Virgin Islands. “Interest Payment Date” means each May 4 and November 4 of each year, beginning on May 4, 2023; provided, however, that if any Interest Payment Date falls on a date that is not a Business Day, such payment of interest shall be postponed until the next succeeding Business Day, and no interest or other amount shall be paid as a result of such postponement. “Interest Rate” means 6.00% per annum; provided that the Interest Rate shall increase to 10% per annum upon the occurrence and during the continuance of any Event of Default.

6 #96252355v15 “Issue Date” of this Note means the date on which this Note was originally issued or deemed issued as set forth on the face of this Note. “Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such date reported on The Nasdaq Global Market or other principal U.S. securities exchange on which the Common Stock is then traded. If the Common Stock is not listed for trading on a United States national or regional securities exchange on such date, the “Last Reported Sale Price” of the shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on such date from each of at least three nationally recognized independent investment banking firms selected by the Borrower for this purpose. The “Last Reported Sale Price” of the Common Stock will be determined without reference to extended or after hours trading or any other trading outside regular trading session hours. “Lien” means any lien, mortgage, pledge, security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any lien, mortgage, pledge, security interest, charge, or other encumbrance of any kind. “Majority Holders” means the registered holders of a majority of the outstanding aggregate principal amount of the Senior Unsecured Convertible Notes issued pursuant to the Subscription Agreement (but excluding, for this purpose, any such Senior Unsecured Convertible Notes that are held by the Borrower or by any Subsidiary thereof). “Maturity Date” shall have the meaning specified in Section 2.01. “Merger Event” shall have the meaning specified in Section 4.10(a). “Minimum Financing Threshold” means $50,000,000. “Non-Qualified Financing” means any financing by the Borrower that would have been a Qualified Financing pursuant to clause (a) of the definition thereof but for the gross cash proceeds of such financing being less than the Minimum Financing Threshold. “Note” shall have the meaning specified in the preamble. “Notice of Conversion” shall have the meaning specified in Section 4.03(a)(ii). “open of business” means 9:00 a.m. (New York City time). “Optional Redemption” shall have the meaning specified in Section 10.01.

7 #96252355v15 “Outstanding,” when used with reference to this Note, shall mean, as of any particular time, any portion of the principal amount of this Note, except: (i) The portion of this Note that has been paid pursuant to Section 12.13 or Notes in lieu of which, or in substitution for which, other Notes shall have been issued by the Borrower pursuant to the terms of Section 12.10; (ii) The portion of this Note converted pursuant to Article 4 and required to be canceled pursuant to Section 2.04; and (iii) The portion of this Note redeemed by the Borrower pursuant to Article 10. “Permitted Liens” means (i) Liens for taxes, assessments or charges of any governmental authority for claims that are not material, or are not yet due or are being contested in good faith by appropriate proceedings that have the effect of preventing forfeiture or sale of the assets to which such Liens attach, and, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP, (ii) statutory Liens or bankers Liens, (iii) any attachment or judgment Lien not constituting an Event of Default and (iv) such other Liens as may be permitted from time to time, with the written consent of the Holder, which shall not be unreasonably withheld, delayed or conditioned. “Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act or any other entity. “Qualified Financing” means each of (a) a bona fide third-party financing (other than, for the avoidance of doubt, where one or more of Virgin Group Holdings Limited, the Holder or any other Affiliate of Virgin Group Holdings Limited is/are the sole investor(s)) by the Borrower in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (other than pursuant to equity incentive plans of the Borrower where the sale of such securities is registered on Form S- 8 under the Securities Act) for gross cash proceeds to the Borrower of at least the Minimum Financing Threshold, in one or more transactions or series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Virgin Group Holdings Limited and its Affiliates, and (b) any Non-Qualified Financing that the Holder elects, by written notice to the Borrower after the Borrower’s delivery of the notice specified in Section 4.02(b) and prior to the applicable Financing Closing Date, to be deemed to be a “Qualified Financing” in respect of all or any portion of this Note (if the portion with respect to which such election is made is $1,000 principal amount or a multiple thereof). For the avoidance of doubt. the participation by Virgin Group Holdings Limited or its Affiliates in a financing shall not disqualify such financing from being a Qualified Financing (but amounts invested in such financing by Virgin Group Holdings Limited or its Affiliates shall not count toward satisfying the Minimum Financing Threshold).

8 #96252355v15 “Qualified Securities” means, with respect to any Qualified Financing, the Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock sold by the Borrower in such Qualified Financing. “Qualified Successor Entity” means, with respect to a Business Combination Event, a corporation; provided, however, that a limited liability company, limited partnership or other similar entity will also constitute a Qualified Successor Entity with respect to such Business Combination Event if both of the following conditions are satisfied: (i) either (x) such limited liability company, limited partnership or other similar entity, as applicable, is treated as a corporation that is organized in the United States or is a direct or indirect, wholly owned subsidiary of, and disregarded as an entity separate from, a corporation that is organized in the United States, in each case for U.S. federal income tax purposes; or (y) the Borrower has received an opinion of a nationally recognized tax counsel to the effect that such Business Combination Event will not be treated as an exchange under Section 1001 of the Code for the Holder; and (ii) such Business Combination Event constitutes a Merger Event whose Reference Property consists solely of any combination of cash in U.S. dollars and shares of common stock or other corporate Common Equity interests of an entity that is (x) treated as a corporation for U.S. federal income tax purposes; (y) duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; and (z) a direct or indirect parent of the limited liability company, limited partnership or similar entity that is disregarded from such corporation for U.S. federal income tax purposes. “Receiver” shall have the meaning specified in Section 6.01. “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise). “Redemption Date” shall have the meaning specified in Section 10.02(a). “Redemption Notice” shall have the meaning specified in Section 10.02(a). “Redemption Price” of this Note, means 100% of the principal amount of this Note to be redeemed pursuant to Article 10 plus accrued and unpaid interest on such principal amount of this Note to be redeemed, if any, to, but excluding, the Redemption Date. “Reference Property” shall have the meaning specified in Section 4.10(a). “Rights” means any common stock or preferred stock purchase right or warrant, as the case may be, that all or substantially all shares of Common Stock may be entitled to receive under a Rights Plan.

9 #96252355v15 “Rights Plan” means any common stock or preferred stock rights plan or any similar plan in effect as of the date of this Note or adopted by the Borrower after the date hereof or any replacement or successor rights plan. “Rule 144” means Rule 144 as promulgated under the Securities Act. “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, in each case as amended. “Significant Subsidiary” means any Subsidiary of the Borrower that satisfies the criteria of a “significant subsidiary” set forth in Rule 1-02(w) of Regulation S-X under the Exchange Act. “Spin-Off” shall have the meaning specified in Section 4.07(c). “Subscription Agreement” means that certain Subscription Agreement, dated as of November 4, 2022, by and among the Borrower, the Holder and the guarantors thereunder, as the same may be amended from time to time. “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person. “Successor Entity” shall have the meaning specified in Section 7.01(a). “Termination of Trading” means the Common Stock (or other common stock into which this Note is convertible) ceases to be listed or quoted on any of The New York Stock Exchange, The NYSE American, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors). “Trading Day” means a day during which (i) trading in the Common Stock generally occurs and (ii) a Last Reported Sale Price (other than a Last Reported Sale Price of the type referred to in the third sentence of the definition of Last Reported Sale Price) for the Common Stock is available for such day; provided that if the Common Stock is not admitted for trading or quotation on or by any exchange, bureau or other organization referred to in the definition of Last Reported Sale Price (excluding the third sentence of that definition), “Trading Day” means a Business Day. “Trigger Event” shall have the meaning specified in Section 4.07(c). “United States” means the United States of America. “unit of Reference Property” shall have the meaning specified in Section 4.10(a).

10 #96252355v15 “Valuation Period” shall have the meaning specified in Section 4.07(c). “Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%”. ARTICLE 2 ISSUE, DESCRIPTION AND EXECUTION Section 2.01. Maturity Date. Subject to Section 6.02, all outstanding principal and accrued and unpaid interest on this Note shall be due and payable, in full, on November 4, 2024 (the “Maturity Date”), unless earlier repurchased, redeemed or converted pursuant to the terms hereof. Section 2.02. Interest. This Note shall bear interest daily at the simple, non- compounding rate equal to the Interest Rate on such day on the unpaid principal amount of this Note from the Issue Date, or from the most recent date to which interest had been paid or provided for to, but excluding, the next scheduled Interest Payment Date until the Maturity Date. Interest is payable semiannually in arrears on each Interest Payment Date. Interest on this Note shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest shall be paid by wire transfer of immediately available funds to an account designated by the Holder. In the event that any amounts payable under this Note are not paid when due, interest shall accrue on all such amounts, in accordance with Section 3.01(a), including any unpaid principal or interest from the date such overdue amounts were originally due to the date payment of such amounts has been made or duly provided for. All such interest shall be payable on demand. Section 2.03. Payment of Note. All payments due under this Note shall be paid in lawful money of the United States. All payments shall be made by wire transfer of immediately available funds to an account designated in writing by the Holder. If an interest, principal or other payment date is other than a Business Day (as defined herein), such payment shall be made on the next succeeding Business Day. All payments shall be applied first, to all fees, charges and expenses permitted under this Note, second, to all accrued and unpaid interest hereon and third, to principal. Section 2.04. Cancellation of Portion of Note Paid. All portions of this Note surrendered for the purpose of payment, repurchase, redemption, conversion or registration of transfer, shall, if surrendered to the Borrower, be promptly canceled by it. ARTICLE 3 PARTICULAR COVENANTS OF THE BORROWER Section 3.01. Payment of Principal and Interest. (a) The Borrower shall promptly make all payments in respect of this Note on the dates and in the manner provided in this Note. The Borrower shall, to the fullest

11 #96252355v15 extent permitted by law, pay interest in immediately available funds on any overdue principal amount and interest at the annual rate borne by this Note compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. Presentation of this Note is due at maturity. (b) Payment of the principal of and interest, if any, on this Note shall be made in such immediately available coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts by wire transfer payable in such money. Section 3.02. Corporate Existence. Subject to Article 7 hereof, the Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Borrower shall not be required to preserve any such right or franchise if the Borrower determines that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and that the loss thereof is not disadvantageous in any material respect to the Holder. Section 3.03. No Liens. The Borrower and each Guarantor shall not, and each shall not permit any of their respective Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien, other than Permitted Liens, upon any of their respective property or assets, whether now owned or hereafter acquired. Section 3.04. Additional Guarantors. After the Issue Date, the Borrower shall cause each of the Borrower’s Wholly Owned Subsidiaries (other than any Foreign Subsidiary or Subsidiary of a Foreign Subsidiary) to, within 30 days of becoming a Wholly Owned Subsidiary of the Borrower, execute and deliver to the Holder a joinder to this Note pursuant to which such Subsidiary shall become a Guarantor hereunder. Section 3.05. Rule 144 Information Requirement and Annual Reports. (a) The Borrower, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Borrower after the Issue Date pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holder pursuant to this Section 3.05(a). The Borrower further covenants that it shall take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to resell or otherwise dispose of this Note or shares of Common Stock issuable upon conversion hereof without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including providing any customary legal opinions. Upon the request of the

12 #96252355v15 Holder, the Borrower shall deliver to the Holder a written certification of a duly authorized officer as to whether it has complied with such requirements. (b) Without limiting the generality of Section 3.05(a), at any time the Borrower is not subject to Section 13 or 15(d) of the Exchange Act, the Borrower shall, so long as this Note or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, make publicly available the information concerning the Borrower as described in Rule 144(c)(2) under the Securities Act to facilitate the resale of this Note or shares of Common Stock issuable upon conversion thereof pursuant to Rule 144. (c) The Borrower shall deliver to the Holder, within 15 days after the same are required to be filed with the Commission, copies of any documents or reports that the Borrower is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (giving effect to any grace period provided by Rule 12b-25 under the Exchange Act). Any such document or report that the Borrower files with the Commission via the Commission’s EDGAR system shall be deemed to be delivered to the Holder for purposes of this Section 3.05(c) at the time such documents are filed via the EDGAR system. Section 3.06. Transfers. In case this Note or any portion hereof shall be transferred by the Holder, with delivery of a duly completed Form of Assignment and Transfer by the Holder to the Borrower, the Borrower shall promptly upon written request (and in any event, within two Business Days) execute and deliver to (a) the Holder a new Note in authorized denominations in an aggregate principal amount equal to the portion of this Note not transferred and (b) each such transferee a new Note in authorized denominations in an aggregate principal amount equal to the portion of this Note so transferred to such transferee, without payment of any service charge by the Holder or any such transferee but, if required by the Borrower, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Note being different from the name of the Holder of the old Note. ARTICLE 4 CONVERSION OF NOTE Section 4.01. Conversion Privilege at Fixed Conversion Rate. (a) Subject to and upon compliance with the provisions of this Article 4, the Holder shall have the right, at the Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or a multiple thereof) of this Note (i) subject to satisfaction of the conditions described in Section 4.01(b), at any time prior to the close of business on the Business Day immediately preceding October 15, 2024 under the circumstances and during the periods set forth in Section 4.01(b), and (ii) regardless of the conditions described in Section 4.01(b), on or after October 15, 2024 and prior to the close of business on the Business Day immediately preceding the Maturity Date, in

13 #96252355v15 each case, at an initial conversion rate of 345.5425 shares of Common Stock (subject to adjustment as provided in this Article 4, the “Fixed Conversion Rate”) per $1,000 principal amount of this Note (subject to, and in accordance with, the settlement provisions of Section 4.03, the “Fixed Conversion Obligation”). (b) (i) If (A) a transaction or event that constitutes a Fundamental Change occurs prior to the Maturity Date or (B) the Borrower is a party to a Merger Event that occurs prior to the Maturity Date, all or any portion of this Note may be surrendered for conversion pursuant to Section 4.01(a) at any time from or after the date that is 35 Business Days prior to the anticipated effective date of the transaction (or, if later, the earlier of (x) the Business Day after the Borrower gives notice of such transaction and (y) the actual effective date of such transaction) until 35 Trading Days after the actual effective date of such transaction or, if such transaction also constitutes a Fundamental Change, until the related Fundamental Change Repurchase Date. The Borrower shall notify the Holder (x) as promptly as practicable following the date the Borrower publicly announces such transaction but in no event less than 35 Business Days prior to the anticipated effective date of such transaction or (y) if the Borrower does not have knowledge of such transaction at least 35 Business Days prior to the anticipated effective date of such transaction, within one Business Day of the date upon which the Borrower receives notice, or otherwise becomes aware, of such transaction, but in no event later than the actual effective date of such transaction. (ii) If the Borrower calls any or all of this Note for redemption pursuant to Article 10 prior to the Maturity Date, then the Holder may surrender all or any portion of this Note for conversion pursuant to Section 4.01(a) at any time prior to the close of business on the Business Day prior to the Redemption Date. After that time, the right to convert on account of the Borrower’s delivery of the relevant Redemption Notice shall expire, unless the Borrower defaults in the payment of the Redemption Price, in which case the Holder may convert all or any portion of this Note until the Redemption Price has been paid or duly provided for. (iii) If, prior to the earliest to occur of the Maturity Date, any Fundamental Change Effective Date and the effective date of any Merger Event, the Borrower proposes to consummate a transaction or event that constitutes a Qualified Financing (including, for the avoidance of doubt, any deemed Qualified Financing at the election of the Holder) and if the limitations set forth in Section 4.03(g) relating to the Conversion Cap would apply upon conversion of this Note pursuant to Section 4.02(a) as a result of Section 4.03(g) (as determined by the Holder in good faith), then the Holder may surrender all or any portion of this Note for conversion pursuant to Section 4.01(a) at any time from or after the date of the Borrower’s delivery of any related notice pursuant to Section 4.02(b) on the basis of which the Holder’s determination that the Conversion Cap may apply is made, until the close of business on the Business Day prior to the related

14 #96252355v15 Financing Closing Date. For the avoidance of doubt, if the Holder delivers a Notice of Conversion pursuant to this Section 4.01(b)(iii), the provisions of Section 4.02(a) shall not apply. Notwithstanding anything to the contrary in this Section 4.01, the Holder agrees not to convert any portion of the Note pursuant to Section 4.01(a) in the 20 Trading Days after the Borrower provides to the Holder written notice of its good faith intention to pursue a transaction that the Borrower believes would constitute a Qualified Financing and for which the Holder determines in good faith that the Conversion Cap would not apply upon conversion of this Note pursuant to Section 4.02(a). Section 4.02. Conversions upon a Qualified Financing or a Non-Qualified Financing. (a) If, prior to the earliest to occur of the Maturity Date, any Fundamental Change Effective Date and the effective date of any Merger Event, the Borrower consummates a transaction or event that constitutes a Qualified Financing, then, on the Financing Closing Date in respect of such Qualified Financing this Note shall automatically convert in whole (or, in respect of a Qualified Financing pursuant to clause (b) of the definition thereof, in the portion validly set forth in the Holder’s election with respect to the relevant Non-Qualified Financing) without any further action by the Holder into Qualified Securities in respect of such Qualified Financing at the Financing Conversion Rate of such Qualified Securities per $1,000 principal amount of this Note. (b) The Borrower shall deliver to the Holder written notice of any potential Qualified Financing or Non-Qualified Financing no less than five (5) Business Days prior to the related Financing Closing Date. Such notice shall include a copy of the Qualified Financing transaction documents, the proposed terms and conditions of the Qualified Financing, including the nature and type of the Qualified Securities and the proposed purchase price (or range of purchase prices) with respect thereto, and the proposed Financing Closing Date. As promptly as practicable after the final determination of the terms of any Qualified Financing or Non-Qualified Financing, the Borrower shall deliver to the Holder written notice of the same, notifying the Holder of the Qualified Financing (or the Non-Qualified Financing, as applicable) and any conversion to be effected, specifying the Financing Conversion Rate, the date on which such conversion is expected to occur and calling upon the Holder to surrender to the Borrower, in the manner and at the place designated herein, this Note. Section 4.03. Conversion Procedure; Settlement upon Conversion. (a) Conversions Pursuant to Section 4.01. (i) Subject to this Section 4.03 and Section 4.10, upon conversion of this Note pursuant to Section 4.01, the Borrower shall deliver to the Holder, in respect of each $1,000 principal amount of this Note being converted, a number of shares of Common Stock equal to the Fixed Conversion Rate, together with

15 #96252355v15 cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with Section 4.04, on the second Business Day immediately following the relevant Fixed Conversion Date. This Note shall be deemed to have been converted immediately prior to the close of business on the date that the Holder has complied with the requirements set forth in Section 4.03(a)(ii) (a “Fixed Conversion Date”). If any shares of Common Stock are due to the Holder pursuant to this Section 4.03(a), the Borrower shall issue or cause to be issued, and deliver to the Holder certificates with restrictive legend (or book-entry with restricted security notation on the books of the Borrower’s transfer agent, as applicable) for the full number of shares of Common Stock to which the Holder shall be entitled in satisfaction of the Borrower’s Fixed Conversion Obligation. The Person in whose name the certificate with restrictive legend (or book-entry with restricted security notation on the books of the Borrower’s transfer agent, if applicable) for any shares of Common Stock delivered upon conversion pursuant to this Section 4.03(a) is registered shall be treated as a shareholder of record as of the close of business on the relevant Fixed Conversion Date. (ii) Subject to Section 4.05, before the Holder shall be entitled to convert this Note pursuant to Section 4.01, the Holder shall (1) complete, manually sign and deliver an irrevocable notice to the Borrower as set forth in the Form of Notice of Conversion (or a facsimile thereof) (a “Notice of Conversion”) to the Borrower and state in writing therein the principal amount of this Note to be converted and the name or names (with addresses) in which the Holder wishes the certificate or certificates with restrictive legend (or book-entry with restricted security notation on the books of the Borrower’s transfer agent) for any shares of Common Stock to be delivered upon settlement of the Fixed Conversion Obligation to be registered, (2) surrender this Note, duly endorsed to the Borrower or in blank (and accompanied by appropriate endorsement and transfer documents), to the Borrower, and (3) if required, furnish appropriate endorsements and transfer documents. No Notice of Conversion with respect to this Note may be surrendered by the Holder if the Holder has also delivered a Fundamental Change Repurchase Notice to the Borrower in respect of this Note and has not validly withdrawn such Fundamental Change Repurchase Notice. (b) Conversions Pursuant to Section 4.02. Upon conversion of this Note pursuant to Section 4.02(a), the Borrower shall deliver to the Holder, in respect of each $1,000 principal amount of this Note being converted, a number of shares, units or notes, as applicable of Qualified Securities equal to the Financing Conversion Rate, together with cash, if applicable, in lieu of delivering any fractional share, unit or note in accordance with Section 4.04. The Holder hereby agrees to execute and deliver to the Borrower all transaction documents entered into by other purchasers participating in the relevant Qualified Financing, including any purchase agreement, any investor rights agreement and other ancillary agreements, with representations and warranties and transfer restrictions substantially similar to those provided by the investors in such Qualified Financing. The Holder also agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Borrower whereby the Holder agrees to indemnify the

16 #96252355v15 Borrower from any loss incurred by it in connection with this Note) on or promptly following the relevant Financing Closing Date. The Borrower shall, as soon as practicable thereafter (but in any event with five Business Days of the closing of the Qualified Financing), issue and deliver to the Holder a certificate or certificates (or a notice of issuance of uncertificated shares, units or notes, if applicable) for the applicable number of shares, units or notes, principal amount or liquidation preference, as applicable, of the Qualified Securities, in substantially the same form and manner as such Qualified Securities are delivered to investors in the applicable Qualified Financing together with cash, if applicable, in lieu of delivering any fractional share, unit or note in accordance with Section 4.04 (the “Financing Conversion Obligation”). Any conversion of this Note pursuant to Section 4.02(a) shall be deemed to have been made immediately prior to the closing of the Qualified Financing (such date of closing, the “Financing Conversion Date”) and on and after such Financing Conversion Date the Persons entitled to receive the Qualified Securities issuable upon such conversion shall be treated for all purposes as the record holder of such Qualified Securities. (c) In case this Note shall be subject to any partial conversion, the Borrower shall execute and deliver to the Holder a new Note in authorized denominations in an aggregate principal amount equal to the unconverted portion of this Note, without payment of any service charge by the Holder but, if required by the Borrower, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Note issued upon such conversion being different from the name of the Holder of the old Note surrendered for such conversion. (d) Except as provided in Section 4.07, no adjustment shall be made for dividends on any shares of Common Stock issued upon the conversion of this Note as provided in this Article 4. (e) Provisions of this Note that apply to conversion of this entire Note also apply to conversion of a portion of this Note. (f) Any Conversion Obligation with respect to this Note shall be computed on the basis of the aggregate principal amount of this Note (or specified portions thereof to the extent permitted thereby) so converted. (g) Notwithstanding anything to the contrary in this Note, the Borrower shall not issue any shares of Common Stock or other Qualified Securities upon conversion of this Note pursuant to Section 4.01 or Section 4.02 if the issuance of such Common Stock or other Qualified Securities, together with any securities issued in connection with any other related transactions that may be considered part of the same series of transactions for purposes of the rules of Nasdaq Stock Market LLC, would exceed the aggregate number of shares of Common Stock or shares, units or notes, as applicable, of other Qualified Securities that the Borrower may issue in a transaction in compliance with the Borrower’s obligations under the rules or regulations of Nasdaq Stock Market LLC (such aggregate number of shares, units or notes, as applicable, the “Conversion Cap”), except

17 #96252355v15 that such limitation shall not apply if the Borrower’s stockholders have approved issuances in excess of the Conversion Cap in accordance with the rules of Nasdaq Stock Market LLC. (h) Upon any conversion, simultaneously with the Borrower’s settlement of the applicable Conversion Obligation, the Borrower shall pay to the Holder a cash payment representing accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date. Section 4.04. Fractional Shares. The Borrower shall not issue any fractional share of Common Stock or any fractional share, unit or note of Qualified Securities upon conversion of this Note and shall instead pay cash in lieu of delivering any fractional share of Common Stock or any fractional share, unit or note of Qualified Securities issuable upon conversion based on the Last Reported Sale Price on the relevant Fixed Conversion Date (in the case of Common Stock deliverable in respect of any Fixed Conversion Obligation) or the purchase price of each share, unit or note of Qualified Securities paid by the investors in the relevant Qualified Financing (in the case of Qualified Securities deliverable in respect of any Financing Conversion Obligation). Section 4.05. Taxes on Conversion. Except as provided in the next sentence, the Borrower shall pay any and all documentary, stamp or similar issue or transfer tax due and duties on the issuance of Common Stock or Qualified Securities upon conversion of this Note pursuant hereto. The Holder shall be liable for and shall be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or Qualified Securities in a name other than that of the Holder, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Borrower the amount of any such tax or duty, or has established to the satisfaction of the Borrower that such tax or duty has been paid. Section 4.06. Certain Covenants. (a) The Borrower covenants that all shares of Common Stock or other Qualified Securities issued upon conversion of this Note shall be (as applicable) newly issued, duly authorized, validly issued, fully paid and non- assessable, enforceable against the Borrower in accordance with their terms, and shall be free from preemptive or similar rights and free from all taxes, liens and charges with respect to the issue thereof. (b) The Borrower covenants that, if any shares of Common Stock or other Qualified Securities to be provided for the purpose of conversion of this Note require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock or Qualified Securities may be validly issued upon conversion, the Borrower shall, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be. (c) The Borrower further covenants that if at any time the Common Stock or other Qualified Securities shall be listed on any national securities exchange or automated quotation system the Borrower will use reasonable best efforts to list and keep listed, so

18 #96252355v15 long as the Common Stock or such other Qualified Securities shall be so listed on such exchange or automated quotation system, any Common Stock or Qualified Securities issuable upon conversion of this Note. (d) The Borrower shall reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of this Note pursuant to Section 4.01 from time to time as this Note is presented for conversion. Section 4.07. Adjustment of Conversion Rate. The Fixed Conversion Rate shall be adjusted from time to time by the Borrower if any of the following events occurs, except that the Borrower shall not make any adjustments to the Fixed Conversion Rate if the Holder participates (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding this Note, in any of the transactions described in this Section 4.07, without having to convert this Note, as if it held a number of shares of Common Stock equal to the Fixed Conversion Rate, multiplied by the principal amount (expressed in thousands) of this Note held by the Holder. (a) If the Borrower issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or effects a share split or share combination of its Common Stock, the Fixed Conversion Rate shall be adjusted based on the following formula: 𝐶𝑅 = 𝐶𝑅 × 𝑂𝑆𝑂𝑆 where, CR0 = the Fixed Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution or immediately prior to the open of business on the effective date of such share split or share combination, as the case may be; CR1 = the Fixed Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution or immediately after the open of business on the effective date of such share split or share combination, as the case may be; OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend or distribution or immediately prior to the open of business on the effective date of such share split or share combination, as the case may be (before giving effect to any such dividend, distribution, split or combination); and OS1 = the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be.

19 #96252355v15 Any adjustments made pursuant to this Section 4.07(a) shall become effective immediately after (x) the close of business on the Record Date for such dividend or distribution or (y) the open of business on the effective date of such split or combination, as applicable. If any dividend or distribution described in this Section 4.07(a) is declared but not so paid or made, effective as of the date the Board of Directors determines not to pay such dividend or distribution, the new Fixed Conversion Rate shall again be adjusted to the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared. (b) If the Borrower distributes to all or substantially all holders of Common Stock any rights, options or warrants entitling them to purchase, for a period of not more than 45 days after the announcement date for the distribution, shares of Common Stock at a price per share less than the average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on the Trading Day immediately preceding the announcement date for such distribution, the Fixed Conversion Rate shall be adjusted based on the following formula: 𝐶𝑅 = 𝐶𝑅 × 𝑂𝑆 + 𝑋𝑂𝑆 + 𝑌 where, CR0 = the Fixed Conversion Rate in effect immediately prior to the close of business on the Record Date for such distribution; CR1 = the Fixed Conversion Rate in effect immediately after the close of business on the Record Date for such distribution; OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such distribution; X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution. For purposes of this Section 4.07(b), in determining whether any rights, options or warrants entitle the Holder to subscribe for or purchase shares of Common Stock at less than the average of the Last Reported Sale Prices of the Common Stock for the applicable ten consecutive Trading Day period, there shall be taken into account any consideration received by the Borrower for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration if other than cash, to be determined by the Board of Directors.

20 #96252355v15 Any adjustment made pursuant to this Section 4.07(b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the close of business on the Record Date for such distribution. To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Fixed Conversion Rate shall be decreased to the Fixed Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Fixed Conversion Rate shall be decreased to the Fixed Conversion Rate that would then be in effect if the Record Date for such distribution had not occurred. (c) If the Borrower distributes shares of its Capital Stock, evidences of its indebtedness or other assets or property of the Borrower or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances as to which an adjustment is effected in Section 4.07(a) or Section 4.07(b), (ii) dividends or distributions paid exclusively in cash, as to which the provisions of Section 4.07(d) shall apply, (iii) dividends or distributions that constitute Reference Property following an event described in Section 4.10 and (iv) Spin-Offs to which the provisions set forth below in this Section 4.07(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Fixed Conversion Rate shall be adjusted based on the following formula: 𝐶𝑅 = 𝐶𝑅 × 𝑆𝑃𝑆𝑃 − 𝐹𝑀𝑉 where, CR0 = the Fixed Conversion Rate in effect immediately prior to the close of business on the Record Date for such distribution; CR1 = the Fixed Conversion Rate in effect immediately after the close of business on the Record Date for such distribution; SP0 = the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and FMV = the fair market value (as determined in good faith by the Board of Directors) of Distributed Property with respect to each outstanding share of Common Stock as of the close of business on the Record Date for such distribution. Any adjustment made under the portion of this Section 4.07(c) above shall become effective immediately after the close of business on the Record Date for such

21 #96252355v15 distribution. If such distribution is not so paid or made, the Fixed Conversion Rate shall be decreased to the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, the Holder shall receive, in respect of each $1,000 principal amount of this Note, at the same time and upon the same terms as holders of Common Stock receive the Distributed Property, the amount and kind of Distributed Property the Holder would have received if the Holder owned a number of shares of Common Stock equal to the Fixed Conversion Rate in effect immediately prior to the close of business on the Record Date for the distribution. If the Board of Directors determines the “FMV” as set forth above of any distribution for purposes of this Section 4.07(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution. With respect to an adjustment pursuant to this Section 4.07(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of the Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Fixed Conversion Rate shall instead be adjusted based on the following formula: 𝐶𝑅 = 𝐶𝑅 × 𝐹𝑀𝑉 +𝑀𝑃𝑀𝑃 where, CR0 = the Fixed Conversion Rate in effect immediately prior to the end of the Valuation Period; CR1 = the Fixed Conversion Rate in effect immediately after the end of the Valuation Period; FMV0 = the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period immediately after, and including, the Ex-Dividend Date for such Spin-Off (such period, the “Valuation Period”); and MP0 = the average of the Last Reported Sale Prices of Common Stock over the Valuation Period.

22 #96252355v15 Such adjustment shall occur at the close of business on the last Trading Day of the Valuation Period; provided that, for purposes of determining the Fixed Conversion Rate in respect of any conversion during the Valuation Period, references within the previous paragraph to “ten” shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date. If any such dividend or distribution described in the preceding paragraph of this Section 4.07(c) is declared but not paid or made, the new Fixed Conversion Rate shall be readjusted to be the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For purposes of this Section 4.07(c) (and subject in all respect to Section 4.13), rights, options or warrants distributed by the Borrower to all holders of its Common Stock entitling such holders to subscribe for or purchase shares of the Borrower’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 4.07(c) (and no adjustment to the Fixed Conversion Rate under this Section 4.07(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Fixed Conversion Rate shall be made under this Section 4.07(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Note, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event of the type described in the immediately preceding sentence with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Fixed Conversion Rate under this Section 4.07(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Fixed Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Fixed Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Fixed Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

23 #96252355v15 For purposes of Section 4.07(a), Section 4.07(b) and this Section 4.07(c), if any dividend or distribution to which this Section 4.07(c) is applicable also includes one or both of: (A) a dividend or distribution of shares of Common Stock to which Section 4.07(a) is applicable (the “Clause A Distribution”); or (B) a dividend or distribution of rights, options or warrants to which Section 4.07(b) is applicable (the “Clause B Distribution”), then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 4.07(c) is applicable (the “Clause C Distribution”) and any Fixed Conversion Rate adjustment required by this Section 4.07(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Fixed Conversion Rate adjustment required by Section 4.07(a) and Section 4.07(b) with respect thereto shall then be made, except that, if determined by the Borrower (I) the “Record Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Record Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the close of business on the Record Date for such dividend or distribution or immediately prior to the open of business on the effective date of such share split or share combination, as the case may be” within the meaning of Section 4.07(a) or “outstanding immediately prior to the close of business on the Record Date for such distribution” within the meaning of Section 4.07(b). (d) If any cash dividend or cash distribution is made to all or substantially all holders of Common Stock, the Fixed Conversion Rate shall be adjusted based on the following formula: 𝐶𝑅 = 𝐶𝑅 × 𝑆𝑃𝑆𝑃 − 𝐶 where, CR0 = the Fixed Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution; CR1 = the Fixed Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution; SP0 = the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and C = the amount in cash per share of Common Stock the Borrower distributes to holders of Common Stock.

24 #96252355v15 An adjustment to the Fixed Conversion Rate made pursuant to this Section 4.07(d) shall become effective immediately after the close of business on the Record Date for the applicable dividend or distribution. If any dividend or distribution described in this Section 4.07(d) is declared but not so paid or made, the new Fixed Conversion Rate shall be readjusted, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, the Holder shall receive, for each $1,000 principal amount of this Note, at the same time and upon the same terms as holders of shares of Common Stock, the amount of cash that the Holder would have received if the Holder owned a number of shares of Common Stock equal to the Fixed Conversion Rate in effect on the Record Date for such cash dividend or distribution. (e) If the Borrower or any of its Subsidiaries makes a payment in respect of a tender or exchange offer for Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), the Fixed Conversion Rate shall be adjusted based on the following formula: 𝐶𝑅 = 𝐶𝑅 × 𝐴𝐶 + (𝑆𝑃 × 𝑂𝑆 )𝑂𝑆 × 𝑆𝑃 where, CR0 = the Fixed Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date; CR1 = the Fixed Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date; AC = the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for shares of Common Stock purchased in such tender offer or exchange offer; OS0 = the number of shares of Common Stock outstanding immediately prior to time (the “Expiration Time”) such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender offer or exchange offer); OS1 = the number of shares of Common Stock outstanding immediately after the Expiration Time (after giving effect to the purchase of all shares of

25 #96252355v15 Common Stock accepted for purchase or exchange in such tender offer or exchange offer); and SP1 = the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date. The adjustment to the Fixed Conversion Rate under this Section 4.07(e) shall become effective immediately following the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date; provided that in respect of any conversion of this Note, if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the Expiration Date, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the Expiration Date to, and including, the Conversion Date in determining the Fixed Conversion Rate. (f) For purposes of this Section 4.07, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Borrower so long as the Borrower does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Borrower, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. (g) All calculations under this Article 4 shall be made to the nearest cent or to the nearest 1/10,000th of a share, unit or note. (h) If the application of the foregoing formulas in Section 4.07 would result in a decrease in the Fixed Conversion Rate, no adjustment to the Fixed Conversion Rate shall be made (except on account of share combinations). (i) Notwithstanding anything to the contrary in this Section 4.07, the Fixed Conversion Rate shall not be adjusted: (i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Borrower and the investment of additional optional amounts in shares of Common Stock under any plan; (ii) upon the issuance of any shares of Common Stock or options or rights to purchase shares of Common Stock pursuant to any present or future employee, director or consultant benefit plan or program or employee stock purchase plan of, or assumed by, the Borrower or any of its Subsidiaries; (iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in clause (ii) above and outstanding as of the Issue Date;

26 #96252355v15 (iv) upon the issuance of Rights under a Rights Plan unless, prior to conversion, the Rights issued under such Rights Plan have separated from the Common Stock; (v) for a change in the par value of the Common Stock; (vi) for accrued and unpaid interest; or (vii) solely on account of the purchase price, exchange price or conversion price in any Qualified Financing or Non-Qualified Financing being less than $1,000 divided by the Fixed Conversion Rate. Section 4.08. Notice of Adjustment. Whenever the Fixed Conversion Rate is required to be adjusted pursuant to this Note, the Borrower shall promptly deliver to the Holder a notice of the adjustment, briefly stating the facts requiring the adjustment, the adjusted Fixed Conversion Rate and the manner of computing it. Failure to deliver such notice or any defect therein shall not affect the validity of any such adjustment. Section 4.09. Notice of Certain Transactions. In the event that there is a dissolution or liquidation of the Borrower, the Borrower shall deliver to the Holder and provide to the Holder a written notice stating the proposed effective date. The Borrower shall deliver such notice at least 20 days before such proposed effective date. Failure to deliver such notice or any defect therein shall not affect the validity of any transaction referred to in this Section 4.09. Section 4.10. Effect of Reclassification, Consolidation, Merger or Sale On Conversion Privilege. (a) If any of the following events occur: (i) any recapitalization, reclassification or change of the outstanding shares of Common Stock (other than changes resulting from a subdivision or combination); (ii) any consolidation, merger, combination or similar transaction involving the Borrower; (iii) any sale, conveyance, lease or other transfer to any third party of all or substantially all of the consolidated property and assets of the Borrower and its Subsidiaries; or (iv) any statutory share exchange, in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at and after the effective time of such Merger Event, the right of the Holder to convert each $1,000 principal amount of this Note pursuant to Section 4.01(a) shall be changed into a right of the

27 #96252355v15 Holder to convert such principal amount of this Note into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Fixed Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Merger Event and, prior to or at the effective time of such Merger Event, this Note shall be deemed to provide for such change in the convertibility of this Note, including anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 4, and the Borrower or the successor or purchasing Person, as the case may be, shall execute a supplement to this Note at such time to evidence the foregoing; provided, however, that at and after the effective time of the Merger Event the number of shares of Common Stock otherwise deliverable upon conversion of this Note pursuant to Section 4.03(a) shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Merger Event. If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then (i) the Reference Property into which this Note will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. If the holders of the Common Stock receive only cash in such Merger Event, then for all conversions pursuant to Section 4.01(a) for which the relevant Fixed Conversion Date occurs after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of this Note shall be solely cash in an amount equal to the Fixed Conversion Rate in effect on the Fixed Conversion Date, multiplied by the price paid per share of Common Stock in such Merger Event and (B) the Borrower shall satisfy the Fixed Conversion Obligation by paying cash to the converting Holder on the second Business Day immediately following the relevant Fixed Conversion Date. The Borrower shall notify the Holder of such weighted average as soon as practicable after such determination is made but in no event later than the third (3rd) Business Day following the effective date of the Merger Event. If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing corporation, as the case may be, in such Merger Event, then an assumption of this Note shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 9. (b) When this Note is modified or amended pursuant to subsection (a) of this Section 4.10, the Borrower shall promptly provide to the Holder a notice briefly stating

28 #96252355v15 the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with. Failure to deliver such notice shall not affect the legality or validity of such modification or amendment to this Note. (c) The Borrower shall not become a party to any Merger Event unless its terms are consistent with this Section 4.10. None of the foregoing provisions shall affect the right of the Holder to convert this Note into shares of Common Stock pursuant to Section 4.01(a) prior to the effective date of such Merger Event. (d) The above provisions of this Section 4.10 shall similarly apply to successive Merger Events. Section 4.11. Voluntary Increase; Nasdaq Compliance. The Borrower from time to time may increase the Fixed Conversion Rate, to the extent permitted by law and subject to any applicable shareholder approval requirements pursuant to the listing standards of The Nasdaq Global Market or such other United States securities exchange on which the Common Stock is traded, by any amount for any period of at least 20 days, if the Board of Directors determines that such increase shall be in the Borrower’s best interests. The Borrower may (but is not required to) make such increase in the Fixed Conversion Rate as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from a dividend or distribution of stock, or rights to acquire stock, or similar event. The Borrower shall provide at least 15 days’ written notice to the Holder of any increase under this Section 4.11, and such notice shall state the increased Fixed Conversion Rate and the period during which it will be in effect. Section 4.12. Adjustments of Prices. Whenever any provision of this Note requires the Borrower to calculate the Last Reported Sale Prices over a span of multiple days, the Borrower will make appropriate adjustments to the Last Reported Sale Prices to account for any adjustment to the Fixed Conversion Rate that becomes effective, or any event requiring an adjustment to the Fixed Conversion Rate where the Ex-Dividend Date, Record Date, effective date or expiration date of the event occurs at any time during the period when the Last Reported Sale Prices are to be calculated. The Borrower will provide a schedule of its calculations the Holder. Section 4.13. Rights Plan. To the extent that the Borrower has a Rights Plan in effect upon conversion of this Note into Common Stock, the Holder shall receive upon conversion of this Note, the Rights under the Rights Plan, unless prior to conversion, the Rights have separated from the Common Stock, in which case, and only in such case, the Fixed Conversion Rate shall be adjusted at the time of separation as if the Borrower distributed to all or substantially all holders of Common Stock Distributed Property as described in Section 4.07(c) above, subject to readjustment in the event of the expiration, termination or redemption of such Rights.

29 #96252355v15 ARTICLE 5 INTENTIONALLY OMITTED ARTICLE 6 DEFAULT AND REMEDIES Section 6.01. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (hereinafter “Event of Default”) under this Note: (a) the Borrower fails to pay when due the principal of this Note at the Maturity Date, upon Optional Redemption, upon exercise of a repurchase right hereunder or otherwise; (b) the Borrower fails to pay an installment of interest on this Note for 30 days or more after the date when due; (c) the Borrower fails to deliver consideration due in respect of its Conversion Obligation upon conversion of this Note within the time periods specified in Section 4.03, and such failure continues for a period of three Business Days; (d) the Borrower fails to provide a Fundamental Change Borrower Notice when due in accordance with Section 9.01 or a notice pursuant to Section 4.02(b) when due, and in either case such failure continues for a period of four Business Days; (e) the Borrower fails to comply with its obligations under Section 7.01; (f) the Borrower fails to perform or observe any other term, covenant or agreement contained in this Note for a period of 60 days after written notice of such failure, requiring the Borrower to remedy the same, shall have been given to the Borrower by the Holder; (g) default by the Borrower or any Subsidiary of the Borrower with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for borrowed money in excess of $1,000,000 in the aggregate of the Borrower and/or any such Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable, (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise or (iii) otherwise, which such default is not cured or remedied within the time prescribed by its governing documents or if no time is prescribed within twenty (20) Business Days; (h) a final judgment or judgments for the payment of $1,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Borrower or any Subsidiary of the Borrower, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the

30 #96252355v15 date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; (i) an involuntary case or other proceeding shall be commenced against the Borrower, any Guarantor or any Significant Subsidiary (or any group of the Borrower’s Subsidiaries that, taken together, would constitute a Significant Subsidiary) seeking liquidation, reorganization or other relief with respect to the Borrower, such Guarantor or any Significant Subsidiary (or any group of the Borrower’s Subsidiaries that, taken together, would constitute a Significant Subsidiary) or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Borrower, such Guarantor or any Significant Subsidiary (or any group of the Borrower’s Subsidiaries that, taken together, would constitute a Significant Subsidiary) or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 consecutive days; (j) the Borrower, any Guarantor or any Significant Subsidiary (or any group of the Borrower’s Subsidiaries that, taken together, would constitute a Significant Subsidiary) pursuant to or within the meaning of any Bankruptcy Law: (i) commences as a debtor a voluntary case or proceeding; (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it; (iii) consents to the appointment of a Receiver of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; (v) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or (vi) consents to the filing of such a petition or the appointment of or taking possession by a Receiver; (k) a Termination of Trading shall have occurred; or (l) except as permitted in this Note, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any Guarantor, or any Person acting on its behalf, shall deny or disaffirm its obligations under its Guarantee. The term “Bankruptcy Law” means Title 11 of the United States Code (or any successor thereto) or any similar federal or state law for the relief of debtors. The term “Receiver” means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

31 #96252355v15 Section 6.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the portion of this Note that is Outstanding (other than an Event of Default specified in Section 6.01(i) or Section 6.01(j) hereof in respect of the Borrower or any Guarantor) occurs and is continuing, the Holder may declare the portion of this Note that is Outstanding due and payable at its principal amount plus any accrued and unpaid interest, and thereupon the Holder may, at its discretion, proceed to protect and enforce its rights by the appropriate judicial proceedings. Such declaration may be rescinded and annulled by the written consent of the Holder. If an Event of Default specified in Section 6.01(i) or Section 6.01(j) hereof in respect of the Borrower or any Guarantor occurs and is continuing, then all unpaid principal of, and accrued and unpaid interest on, the portion of this Note that is Outstanding shall become immediately due and payable, without any declaration or other act on the part of the Holder. The Holder may rescind and annul an acceleration and its consequences if: (a) all existing Events of Default, other than the nonpayment of principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of or interest on this Note which has become due solely because of the acceleration, have been remedied, cured or waived; and (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 6.01(g) hereof and such Event of Default has been remedied, cured or waived in accordance with Section 6.01(g) hereof, then, without any further action by the Holder, such declaration of acceleration shall be rescinded automatically and the consequences of such declaration shall be annulled. No such rescission or annulment shall affect any subsequent Default or impair any right consequent thereon. Section 6.03. Other Remedies. If an Event of Default with respect to the portion of this Note that is Outstanding occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or interest on, this Note or to enforce the performance of any provision of this Note. Section 6.04. Waiver of Past Defaults. The Holder may waive an existing Default or Event of Default. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Note; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon Section 6.05. Unconditional Right of Holder to Receive Payment and to Convert. Notwithstanding any other provision in this Note, the Holder of this Note shall have the right, which is absolute and unconditional, to receive payment of the principal amount (including the Fundamental Change Repurchase Price and the Redemption Price, if

32 #96252355v15 applicable) and interest in respect of this Note, on or after the respective due dates expressed in this Note, and to convert this Note in accordance with Article 4, and to bring suit for the enforcement of any such payment on or after such respective due dates or for the right to convert in accordance with Article 4, and shall not be impaired or affected without the consent of the Holder. Section 6.06. Restoration of Rights and Remedies. If the Holder has instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, subject to any determination in such proceeding, the Borrower and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted. Section 6.07. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Note in Section 12.13, no right or remedy conferred in this Note upon or reserved to the Holder of this Note is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 6.08. Delay or Omission Not Waiver. No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article 6 or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder. Section 6.09. Waiver of Stay or Extension Laws. The Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Note; and the Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Holder, but shall suffer and permit the execution of every such power as though no such law had been enacted. ARTICLE 7 CONSOLIDATIONS; MERGER; CONVEYANCE; TRANSFER OR LEASE Section 7.01. Consolidations; Merger; Conveyance; Transfer or Lease. (a) The Borrower may not, without the consent of the Holder, consolidate with, merge into or convey, transfer or lease all or substantially all of the property and assets of

33 #96252355v15 the Borrower and its Subsidiaries, taken as a whole, to another Person (other than a transfer of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to one or more direct or indirect wholly-owned Subsidiaries) (a “Business Combination Event”) unless: (i) the resulting, surviving or transferee Person either (1) is the Borrower or (2) if not the Borrower, is a Qualified Successor Entity (such Qualified Successor Entity, the “Successor Entity”) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia that expressly assumes, by an assignment and assumption agreement, executed and delivered to the Holder, in form reasonably satisfactory to the Holder, the obligations of the Borrower under this Note; and (ii) at the time of, and after giving effect to, such Business Combination Event, no Default or Event of Default shall have occurred and be continuing. Section 7.02. Successor Substituted. At the effective time of any Business Combination Event that complies with Section 7.01, the Successor Entity (if not the Borrower) shall succeed to, and be substituted for, and may exercise every right and power of, Borrower under this Note with the same effect as if such successor Person had been named as the Borrower herein, and thereafter, except in the case of a lease, and except for obligations the predecessor Person may have under an assignment and assumption agreement, the predecessor Person shall be relieved of all obligations and covenants under the this Note. ARTICLE 8 TAX TREATMENT Section 8.01. Tax Treatment. Each of the Borrower and the Holder agree to treat this Note as equity for U.S. federal and other applicable income tax purposes and to perform all tax reporting, withholding and other tax compliance in manner consistent with such treatment unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. ARTICLE 9 REPURCHASE OF NOTE UPON A FUNDAMENTAL CHANGE Section 9.01. Repurchase of Note at Option of the Holder Upon a Fundamental Change. (a) If a Fundamental Change occurs prior to the Maturity Date, the Holder shall have the right, at the option of the Holder, to require the Borrower to repurchase all or any portion of this Note at the Fundamental Change Repurchase Price, on the date specified by the Borrower that is not less than twenty (20) days and not more than thirty- five (35) days after the date of the Fundamental Change Borrower Notice pursuant to Section 9.01(b) (the “Fundamental Change Repurchase Date”). The Holder may

34 #96252355v15 require the Borrower to repurchase fewer than all of the entire principal amount of this Note only if the principal amount of this Note to be repurchased is an integral multiple of $1,000. (b) Notwithstanding the foregoing, this Note may not be repurchased by the Borrower on any date at the option of the Holders upon a Fundamental Change if the principal amount of this Note has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Borrower in the payment of the Fundamental Change Repurchase Price with respect to this Note). (c) On or before the 15th day after the Fundamental Change Effective Date, the Borrower shall deliver a written notice of the occurrence of the Fundamental Change, and of the repurchase right arising therefrom, to the Holder at the notice address in Section 12.01 (the “Fundamental Change Borrower Notice”). The Fundamental Change Borrower Notice shall set forth the Holder’s right to require the Borrower to purchase this Note and specify: (i) the events causing such Fundamental Change; (ii) the Fundamental Change Effective Date; (iii) the last date by which the Fundamental Change Repurchase Notice must be delivered to elect the repurchase option pursuant to this Section 9.01; (iv) the Fundamental Change Repurchase Price; (v) the Fundamental Change Repurchase Date; (vi) that if a Fundamental Change Repurchase Notice has been delivered by a Holder, this Note may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Note; and (vii) the procedures that the Holder must follow to require the Borrower to repurchase this Note under this Section 9.01. No failure of the Borrower to give the foregoing notices or defect therein shall limit the Holder’s right to exercise its right to cause the Borrower to repurchase this Note pursuant to this Section 9.01. (d) Repurchases of the principal of this Note under this Article 9 shall be made upon delivery to the Borrower by the Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in the Form of Fundamental Change Repurchase Notice in Attachment 2 to this Note before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date.

35 #96252355v15 Each Fundamental Change Repurchase Notice shall state: (i) the portion of the principal amount of this Note to be repurchased, which must be $1,000 or an integral multiple thereof (provided that any portion of this Note not to be repurchased is in the minimum principal amount of $1,000); and (ii) that this Note is to be repurchased by the Borrower pursuant to the applicable provisions of this Note. Notwithstanding anything herein to the contrary, the Holder shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Borrower in accordance with Section 9.02. Section 9.02. Withdrawal of Fundamental Change Repurchase Notice. (a) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Borrower in accordance with this Section 9.02 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date specifying: (i) the principal amount of this Note with respect to which such notice of withdrawal is being submitted; and (ii) the principal amount, if any, of this Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000 (provided that any portion of this Note not to be repurchased is in the minimum principal amount of $1,000). Section 9.03. Note Repurchased In Part. Upon surrender of the portion of this Note that is to be repurchased only in part in accordance with Section 9.01, and promptly after the Fundamental Change Repurchase Date, the Borrower shall execute and deliver to the Holder, without service charge, a new Note, of such authorized denomination or denominations as may be requested by the Holder (which must be an integral multiple of $1,000 and which must be at least $1,000), in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of this Note so surrendered that is not repurchased. Section 9.04. Payment of Fundamental Change Repurchase Price. The Borrower shall pay the Fundamental Change Repurchase Price for this Note (or the applicable portion thereof) surrendered for repurchase (and not validly withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) on the later of (i) the Fundamental Change Repurchase Date and (ii) the time of the delivery of this Note to the Borrower by the Holder.

36 #96252355v15 Section 9.05. Covenant to Comply with Applicable Laws Upon Repurchase of Note. In connection with any repurchase offer pursuant to this Article 9, the Borrower shall, if required: (a) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act; (b) file a Schedule TO or any successor or similar schedule; and (c) otherwise comply with all federal and state securities laws in connection with any offer by the Borrower to repurchase this Note; in each case, so as to permit the rights and obligations under this Article 9 to be exercised in the time and in the manner specified in this Article 9. ARTICLE 10 REDEMPTION Section 10.01. Optional Redemption. The Borrower may redeem (an “Optional Redemption”) for cash all or any portion of this Note at the Redemption Price. Section 10.02. Notice of Optional Redemption. (a) In case the Borrower exercises its Optional Redemption right to redeem all or any part of this Note pursuant to Section 10.01, it shall fix a date for redemption (each, a “Redemption Date”) and it shall deliver or cause to be delivered a notice of such Optional Redemption (a “Redemption Notice”) not less than 20 nor more than 60 calendar days prior to the Redemption Date to the Holder. The Redemption Date must be a Business Day. (b) Each Redemption Notice shall specify: (i) the Redemption Date; (ii) the Redemption Price; (iii) that on the Redemption Date, the Redemption Price will become due and payable upon this Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Redemption Date; (iv) that the Holder may surrender this Note for conversion at the Fixed Conversion Rate at any time prior to the close of business on the Business Day immediately preceding the Redemption Date; (v) the procedures the Holder must follow to convert this Note; (vi) the Fixed Conversion Rate;

37 #96252355v15 (vii) in case this Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of this Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued. A Redemption Notice shall be irrevocable. Section 10.03. Payment of Redemption Price. If any Notice of Redemption has been given in respect of this Note in accordance with Section 10.02, this Note (or the applicable portion thereof) shall become due and payable on the Redemption Date at the applicable Redemption Price. On presentation and surrender of this Note to the Borrower, this Note (or the applicable portion thereof) shall be paid and redeemed by the Borrower at the applicable Redemption Price. Section 10.04. Note Redeemed in Part. Upon surrender of the portion of this Note that is to be redeemed only in part in accordance with Section 10.01, and promptly after the Redemption Date, the Borrower shall execute and deliver to the Holder, without service charge, a new Note, of such authorized denomination or denominations as may be requested by the Holder (which must be an integral multiple of $1,000 and which must be at least $1,000), in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of this Note so surrendered that is not redeemed. Section 10.05. Restrictions on Redemption. The Borrower may not redeem any portion of this Note on any date if the principal amount of this Note has been accelerated in accordance with the terms of this Note, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Borrower in the payment of the Redemption Price with respect to this Note). ARTICLE 11 GUARANTEE Section 11.01. Subsidiary Guarantees. (a) Subject to this Article 11, each Guarantor hereby, jointly and severally, unconditionally guarantees to the Holder, irrespective of the validity and enforceability of this Note or the obligations of the Borrower hereunder, that: (i) the principal of (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) and interest on, this Note, and the payment and, if applicable, delivery of any consideration due upon conversion of this Note, shall be promptly paid and, if applicable, delivered in full when due under this Note, whether at maturity, by acceleration, upon repurchase, upon redemption, upon conversion or otherwise, and interest on the overdue principal of (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) and interest on this Note, if any, if lawful, and all other payment and, if applicable, delivery obligations of the Borrower to the Holder hereunder

38 #96252355v15 shall be promptly paid and, if applicable, delivered in full or performed, all in accordance with the terms hereof; and (ii) in case of any extension of time of payment or, if applicable, delivery or renewal of this Note or any of such other obligations, that same shall be promptly paid and, if applicable, delivered in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, upon redemption, upon conversion or otherwise. Failing payment or, if applicable, delivery when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay and, if applicable, deliver the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. (b) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of this Note, the absence of any action to enforce the same, any waiver or consent by the Holder with respect to any provisions hereof, the recovery of any judgment against the Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever and covenant that this Guarantee shall not be discharged except by complete performance of the obligations contained in this Note or upon the release of such Guarantee pursuant to Section 11.06. (c) If the Holder is required by any court or otherwise to return to the Borrower, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Borrower or the Guarantors, any amount paid or, if applicable, delivered by the Borrower or the Guarantors to the Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. (d) Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holder in respect of any obligations guaranteed hereby until payment and, if applicable, delivery in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holder, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of Guarantees. The Guarantors shall have the right to seek contribution from any non- paying or, if applicable, non-delivering Guarantor so long as the exercise of such right does not impair the rights of the Holder under the Guarantees.

39 #96252355v15 Section 11.02. Limitation on Guarantor Liability. Each Guarantor, and by its acceptance of this Note, the Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Title 11, U.S. Code or any similar federal or state law for the relief of debtors, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to such Guarantee. To effectuate the foregoing intention, the Holder and each Guarantor hereby irrevocably agree that the obligations of such Guarantor shall be limited to the maximum amount that shall, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments and, if applicable, deliveries made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 11, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer or conveyance. Section 11.03. Execution and Delivery of Guarantee. Each Guarantor hereby agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on this Note a notation of such Guarantee. Section 11.04. Consolidations; Merger; Conveyance; Transfer or Lease by Guarantors. Each Guarantor may not, without the consent of the Holder, consolidate with, merge into or convey, transfer or lease all or substantially all of the property and assets of such Guarantor and its Subsidiaries, taken as a whole, to another Person (other than a transfer of all or substantially all of the assets of such Guarantor and its Subsidiaries, taken as a whole, to the Borrower or one or more direct or indirect Wholly Owned Subsidiaries of the Borrower) (a “Guarantor Business Combination Event”) unless: (i) the resulting, surviving or transferee Person (the “Successor Guarantor”) either (1) is such Guarantor or (2) if not such Guarantor, is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and is treated as the same type of entity for U.S. federal income tax purposes as such Guarantor and expressly assumes, by an assignment and assumption agreement, executed and delivered to the Holder, in form reasonably satisfactory to the Holder, the obligations of such Guarantor under its Guarantee; and (ii) at the time of, and after giving effect to, such Guarantor Business Combination Event, no Default or Event of Default shall have occurred and be continuing. Section 11.05. Successor Guarantor Substituted. At the effective time of any Guarantor Business Combination Event that complies with Section 11.04 the Successor Guarantor (if not the Guarantor) shall succeed to, and be substituted for, and may exercise every right and power of, such Guarantor under this Note with the same effect as if such successor Person had been named as a Guarantor herein, and thereafter, except in the case of a lease, and except for obligations the predecessor Person may have under an

40 #96252355v15 assignment and assumption agreement, the predecessor Person shall be relieved of all obligations and covenants under the this Note. Section 11.06. Releases. The Guarantee of any Guarantor will be automatically released: (a) in connection with any sale, conveyance or transfer of all or substantially all of the consolidated properties and assets of such Guarantor and its Subsidiaries, taken as a whole (including by way of consolidation or merger) (other than to the Borrower or one or more direct or indirect Wholly Owned Subsidiaries of the Borrower) in compliance with Section 11.04; (b) in connection with any sale, disposition or transfer of all of the Capital Stock of such Guarantor to a Person (other than to the Borrower or one or more direct or indirect Wholly Owned Subsidiaries of the Borrower); or (c) upon satisfaction and discharge of this Note. ARTICLE 12 MISCELLANEOUS Section 12.01. Notices. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or refusal, when given by (a) personal delivery to the party to be notified, (b) electronic mail or facsimile during normal business hours of the recipient, with verification of receipt, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) registered or certified mail, return receipt requested, postage prepaid, or (d) nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth below: If to the Holder: Virgin Investments Limited Craigmuir Chambers Road Town, Tortola VG 1110 British Virgin Islands Email: vghl@harneys.com Tel: 1-284-494-2233 w/ copy to: Virgin Management USA, Inc. 65 Bleecker St., 6th Floor New York, NY 10012 Attn: General Counsel

41 #96252355v15 Email: james.cahillane@virgin.com Tel: 212-497-9098 If to the Borrower or to any Guarantor: Virgin Orbit Holdings, Inc. 4022 E. Conant Street Long Beach, CA 90808 Telephone: (562) 708-0026 Attention: Chief Financial Officer E-Mail: brita.o’rear@virginorbit.com with a copy (which shall not constitute notice) to: Derrick Boston, Chief Legal Officer Virgin Orbit Holdings, Inc. 4022 E. Conant Street Long Beach, CA 90808 Telephone: (562) 706-7108 E-Mail: derrick.boston@virginorbit.com Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626-1925 Telephone: (714) 755-8008 Attention: Drew Capurro Email: Drew.Capurro@lw.com Any party may change the address for notices by providing written notice to the party in accordance with this Section 12.01. Any notice sent by electronic mail shall only be valid if an original of such notice was subsequently received by the notified party, in which case such notice shall be deemed received at such time specified above. Any such notice may be given on behalf of a party hereto by such party’s counsel, or by any other person authorized in writing by such party. Section 12.02. Counterparts. This Note may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Section 12.03. GOVERNING LAW; Jurisdiction. THIS NOTE (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE GUARANTEES INCLUDED HEREIN) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR

42 #96252355v15 RELATED TO THIS NOTE (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE GUARANTEES INCLUDED HEREIN), SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS THEREOF TO THE EXTENT THAT SUCH PROVISIONS WOULD RESULT IN THE SELECTION OF THE LAW OF A DIFFERENT JURISDICTION AS THE GOVERNING LAW OF THIS NOTE. The Borrower and each Guarantor irrevocably consents and agrees, for the benefit of the Holder from time to time of this Note, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Note (including, for the avoidance of doubt, the Guarantees included herein) may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of this Note have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues. The Borrower and each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Note (including, for the avoidance of doubt, the Guarantees included herein) brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Section 12.04. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, EACH GUARANTOR AND THE HOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE GUARANTEES INCLUDED HEREIN). Section 12.05. Legal Holidays. In any case where any Interest Payment Date, Fundamental Change Repurchase Date, Conversion Date or Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue for the period from and after such date. Section 12.06. No Security Interest Created. Nothing in this Note, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction

43 #96252355v15 Section 12.07. Benefits of Note. Nothing in this Note, expressed or implied, shall give to any Person, other than the parties hereto, any benefit or any legal or equitable right, remedy or claim under this Note. Section 12.08. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof. Section 12.09. Successors and Assigns. Subject to the limitations contained herein, this Note shall be binding upon the Borrower, and its respective successors and assigns (including by merger, consolidation, amalgamation or otherwise), and shall inure to the benefit of the Holder, and its designees, successors and assigns. This Note may not be assigned by the Borrower without the prior written consent of the Holder. Section 12.10. Registered Form. This Note is registered with respect to principal and interest and any transfer of this Note may be effected only by the surrender of this Note to the Borrower and either the reissuance of this Note by the Borrower and/or the issuance of a new Note by the Borrower to the transferee. Section 12.11. Amendment; Waiver. The terms and conditions of this Note shall not be amended, changed, terminated or waived except by a writing, duly executed by the Borrower and the Majority Holders. Upon the effectuation of such amendment, change, termination or waiver with the consent of the Majority Holders in conformance with this Section 12.11, such amendment, change, termination or waiver shall be effective as to, and binding against the Holder of this Note and the holders of all of the Senior Unsecured Convertible Notes issued pursuant to the Subscription Agreement. The Borrower shall promptly give written notice of any such amendment, change, termination or waiver to the Holder if the Holder has not previously consented to such amendment, change, termination or waiver in writing; provided that the failure to give such notice shall not affect the validity of such amendment, change, termination or waiver. Notwithstanding the foregoing (a) if any amendment, change, termination or waiver materially and adversely treats one or more holders of the Senior Unsecured Convertible Notes issued pursuant to the Subscription Agreement in a manner that is disproportionate to such treatment of all other holders, such amendment, change, termination or waiver shall also require the written consent of holders disproportionately treated and (b) no such amendment, change, termination or waiver shall (i) make any change to this Section 12.11, (ii) reduce the amount of Senior Unsecured Convertible Notes whose holders must consent to an amendment, change, termination or waiver, (iii) reduce the rate of or extend the stated time for payment of interest on this Note, (iv) reduce the principal of or extend the Maturity Date of this Note, (v) make any change that adversely affects the conversion rights of this Note, (vi) reduce the Redemption Price or the Fundamental Change Repurchase Price (or amend or modify in any manner adverse to the Holder the Borrower’s obligation to make such payments), or (vii) other than in accordance with the terms of this Note, eliminate any Guarantee, in each case, without the written consent of the Holder. Section 12.12. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable

44 #96252355v15 in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Section 12.13. Lost, Mutilated or Stolen Note. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such mutilation, upon the surrender of this Note to the Borrower at its principal office, the Borrower will execute and deliver, in lieu thereof, a new Note of like tenor containing the same terms as this Note, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Borrower shall not be deemed to be an Outstanding Note for any purpose. If the Holder applies for a substituted Note, the Holder shall furnish to the Borrower such security or indemnity as may be required by the Borrower to save the Borrower harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, the Holder shall also furnish to the Borrower evidence to its satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. Every substitute Note issued pursuant to the provisions of this Section 12.13 by virtue of the fact that any old Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be found at any time. Section 12.14. Calculations. Except as explicitly stated herein, the Borrower shall be responsible for making all calculations required pursuant to this Note, including, without limitation, calculations with respect to determinations of the Last Reported Sale Price, accrued interest payable on this Note, the Fixed Conversion Rate and the Financing Conversion Rate. The Borrower shall make all such calculations in good faith and, absent manifest error, the Borrower’s calculations shall be binding on the Holder. The Borrower shall provide a written schedule of such calculations to the Holder upon the Holder’s written request. Section 12.15. No Personal Liability of Shareholders, Employees, Officer or Directors . No director, officer, employee, incorporator or shareholder of the Borrower, as such, will have any liability for any obligation of the Borrower under this Note or for any claim based on, in respect of, or by reason of, such obligation or its creation. By accepting this Note, the Holder waives and releases all such liability as part of the consideration for issuance of this Note. [Remainder of Page Intentionally Left Blank]

[Signature Page to Senior Unsecured Convertible Note] #96252355v15 IN WITNESS WHEREOF, the undersigned has executed this Senior Unsecured Convertible Note as of the date first set forth above. BORROWER VIRGIN ORBIT HOLDINGS, INC. By: GUARANTORS VIECO USA, INC. By: Name: Title: VIRGIN ORBIT, LLC By: Name: Title: VIRGIN ORBIT NATIONAL SYSTEMS, LLC By: Name: Title: JACM HOLDINGS, INC. By:

46 #96252355v15 Name: Title: HOLDER VIRGIN INVESTMENTS LIMITED By: Name: Title:

A-1 #96252355v15 A Hidden text for page numbering – do not delete ATTACHMENT 1 [FORM OF NOTICE OF CONVERSION] Senior Unsecured Convertible Note To: Virgin Orbit Holdings, Inc. Pursuant to Section 4.01 of this Note, the undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (provided that (i) such portion is an integral multiple of $1,000 principal amount and (ii) the portion of this Note not to be converted is not less than $1,000 in principal amount), below designated, and Virgin Orbit Holdings, Inc. (the “Borrower”), shall deliver shares of Common Stock, together with a cash payment, if applicable, in lieu of delivering any fractional share of Common Stock, in accordance with the terms of this Note and accrued and unpaid interest on the converted principal amount of this Note to, but excluding, the Conversion Date, and directs that any consideration issuable and deliverable upon such conversion, and the portion of this Note representing any unconverted principal amount hereof, be issued and delivered to the Holder unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Date: Signature(s) Signature Guarantee Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered Holder.

A-2 #96252355v15 Fill in for registration of shares if to be issued, and Note if to be delivered, other than to and in the Holder: (Name) (Street Address) (City, State and Zip Code Please print name and address Principal amount to be converted (if less than all): $ ,000 NOTICE: The above signature(s) of the Holder hereof must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever. Social Security or Other Taxpayer Identification Number

A-3 #96252355v15 ATTACHMENT 2 [FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE] Senior Unsecured Convertible Note To: Virgin Orbit Holdings, Inc. The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Virgin Orbit Holdings, Inc. (the “Borrower”) as to the occurrence of a Fundamental Change with respect to the Borrower and specifying the Fundamental Change Repurchase Date. The undersigned registered owner of this Note hereby instructs the Borrower to pay to the registered Holder hereof in accordance with the applicable provisions of this Note (1) the entire principal amount of this Note, or the portion thereof (provided that (i) such portion is an integral multiple of $1,000 principal amount and (ii) the portion of this Note not to be repurchased is not less than $1,000 in principal amount) below designated, and (2) accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Date: Signature(s) Social Security or Other Taxpayer Identification Number Principal amount to be converted (if less than all): $ ,000 NOTICE: The above signature(s) of the Holder hereof must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

A-4 #96252355v15 ATTACHMENT 3 [FORM OF ASSIGNMENT AND TRANSFER] For value received hereby sell(s), assign(s) and transfer(s) unto (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints attorney to transfer the said Note on the books of the Borrower, with full power of substitution in the premises. In connection with any transfer of the within Note, the undersigned shall comply with the requirements of this Note applicable to such transfer and confirms that this Note is being transferred: ☐ To Virgin Orbit Holdings, Inc. or a subsidiary thereof; or ☐ Pursuant to the registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or ☐ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or ☐ Pursuant to another available exemption from registration under the Securities Act of 1933, as amended. Date: Signature(s) Signature Guarantee Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered Holder.

A-5 #96252355v15 NOTICE: The signature on the assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.